UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2015

UNITED CONTINENTAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-06033	36-2675207
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

233 S. Wacker Drive, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

(827) 825-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 10, 2015, United Continental Holdings, Inc. (the “Company”) held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”). The proposals submitted to the stockholders at the Annual Meeting were as follows:

•	Proposal 1 – the election of the members of the Company’s Board of Directors (the “Board”);

•	Proposal 2 – the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company and its subsidiaries for the fiscal year ending December 31, 2015;

•	Proposal 3 – an advisory resolution approving the compensation of the Company’s named executive officers, as presented in the Company’s definitive proxy statement; and

•	Proposal 4 – a stockholder proposal regarding stockholder action by written consent without a meeting.

Each proposal is described in detail in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on April 24, 2015.

At the Annual Meeting, the Company’s stockholders elected each director nominee to the Board, ratified the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company and its subsidiaries, and rejected a stockholder proposal regarding stockholder action by written consent without a meeting. The stockholders also approved, in an advisory and non-binding vote, the compensation of the Company’s named executive officers, as presented in the Company’s definitive proxy statement. The final voting results for each proposal, including the number of votes cast for and against, and the number of abstentions and broker non-votes, as applicable, are set forth below.

Proposal 1 – Election of Directors

In accordance with the Company’s Amended and Restated Bylaws, the Company’s stockholders elected a total of 13 director nominees to the Board, of which 11 director nominees were elected by the holders of the Company’s common stock, one director nominee was elected by the holder of the Company’s one share of Class Pilot MEC Junior Preferred Stock, and one director nominee was elected by the holder of the Company’s one share of Class IAM Junior Preferred Stock.

The holders of the Company’s common stock elected the 11 director nominees listed in the table below.

	For	Against	Abstain	Broker Non-Votes
Carolyn Corvi	311,591,570	3,899,094	636,257	22,541,349
Jane C. Garvey	311,380,903	4,095,525	650,493	22,541,349
Walter Isaacson	311,394,050	4,116,589	616,282	22,541,349
Henry L. Meyer III	310,940,816	4,537,116	648,989	22,541,349
Oscar Munoz	311,876,658	3,610,154	640,109	22,541,349
William R. Nuti	310,310,879	5,152,557	663,485	22,541,349
Laurence E. Simmons	311,201,788	4,274,344	650,789	22,541,349
Jeffery A. Smisek	306,971,711	8,423,619	731,591	22,541,349
David J. Vitale	310,559,280	4,915,173	652,468	22,541,349
John H. Walker	310,845,720	4,614,240	666,961	22,541,349
Charles A. Yamarone	311,942,519	3,572,072	612,330	22,541,349

In addition, the United Airlines Pilots Master Executive Council of the Air Line Pilots Association, International (“ALPA”), the holder of the Company’s one share of Class Pilot MEC Junior Preferred Stock, elected James J. Heppner as the ALPA director, and the International Association of Machinists and Aerospace Workers (“IAM”), the holder of the Company’s one share of Class IAM Junior Preferred Stock, elected Richard A. Delaney as the IAM director.

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company and its subsidiaries for the fiscal year ending December 31, 2015.

For	Against	Abstain	Broker Non-Votes
335,386,766	2,583,671	697,833	—

Proposal 3 – Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, in an advisory and non-binding vote, the compensation of the Company’s named executive officers, as presented in the Company’s definitive proxy statement.

For	Against	Abstain	Broker Non-Votes
309,861,004	5,570,010	695,907	22,541,349

Proposal 4 – Stockholder Proposal Regarding Stockholder Action By Written Consent Without a Meeting

The Company’s stockholders rejected a stockholder proposal regarding stockholder action by written consent without a meeting.

For	Against	Abstain	Broker Non-Votes
105,240,668	209,806,105	1,080,148	22,541,349

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED CONTINENTAL HOLDINGS, INC.

	By:	/s/ Jennifer L. Kraft
	Name:	Jennifer L. Kraft
	Title:	Deputy General Counsel and Secretary

Date: June 12, 2015